Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $11.1 MILLION FOR THE THIRD QUARTER

OLNEY, MARYLAND, October 16, 2014 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the third quarter of 2014 of $11.1 million ($0.44 per diluted share) compared to net income of $12.1 million ($0.48 per diluted share) for the third quarter of 2013 and net income of $7.0 million ($0.28 per diluted share) for the second quarter of 2014.

Net income for the nine months ended September 30, 2014 was $29.1 million ($1.16 per diluted share) compared to net income of $34.8 million ($1.39 per diluted share) for the same period of the prior year.

“The Company continued to produce balanced growth across the loan portfolio. The impact of this continued loan growth and the resulting increase in interest income, in addition to solid performances from our wealth management and insurance businesses provides a solid core of earnings growth as we look to the future,” said Daniel J. Schrider, President and Chief Executive Officer.

“We believe that pursuing promising lending opportunities and providing outstanding client service in this competitive market will result in meeting our performance objectives.” said Schrider.

Third Quarter Highlights:

•	Total loans increased 12% compared to the third quarter of 2013 and 2% compared to the second quarter of 2014. Growth over the prior year exceeded 10% in most segments of the loan portfolio. Overall the entire portfolio grew $314 million from the prior year with residential mortgage loans comprising 33% of that growth.

•	Combined noninterest-bearing and interest-bearing transaction account balances increased 11% to $1.5 billion at September 30, 2014 as compared to $1.3 billion at September 30, 2013.

•	The provision for loan and lease losses for the third quarter of 2014 was a credit of $0.2 million compared to a charge of $1.1 million for the third quarter of 2013 and $0.2 million for the second quarter of 2014. The credit quality of the loan portfolio continues to exhibit stability while outstanding loans continued to grow significantly over the prior year.

•	The net interest margin was 3.42% for the third quarter of 2014, compared to 3.88% for the third quarter of 2013 and 3.48% for the second quarter of 2014. The prior year’s margin was positively affected by loan recoveries on commercial loans. Exclusive of those recoveries, the net interest margin for the third quarter of 2013 would have been 3.49%.

•	Non-interest income increased 12% for the quarter compared to the prior year quarter due to significant increases in income from insurance and wealth management activities. These areas of non-interest income continue to be the focus in driving the growth of the Bank’s non-interest income.

Review of Balance Sheet and Credit Quality

Total assets grew 5% to $4.2 billion at September 30, 2014 compared to $4.1 billion at September 30, 2013. This growth was driven by the $314 million or 12% increase in the loan portfolio as total loans and leases ended the period at $3.0 billion.

Deposits and certain other short-term borrowings that comprise all the funding sources derived from customers, increased 4% compared to September 30, 2013. At September 30, 2014, combined noninterest-bearing and interest-bearing checking account balances, an important performance driver of multiple-product banking relationships with clients, increased 11% compared to the balances at September 30, 2013.

Tangible common equity totaled $434 million at September 30, 2014 compared to $411 million at September 30, 2013, resulting in an increase in the ratio of tangible common equity to tangible assets to 10.42% at September 30, 2014 from 10.36% at September 30, 2013. Tangible common equity increased compared to the prior year while dividends per common share were raised to $0.56 per share for the first nine months of 2014 from $0.46 per common share for the first nine months of 2013, a 22% increase. During the quarter dividends were raised $0.02 per share to $0.20 per common share, for an annualized payout of $0.80 per share. At September 30, 2014, the Company had a total risk-based capital ratio of 15.68%, a tier 1 risk-based capital ratio of 14.52% and a tier 1 leverage ratio of 11.36%.

Non-performing loans totaled $43.7 million at September 30, 2014 compared to $38.3 million at September 30, 2013 and $41.7 million at June 30, 2014. The level of non-performing loans to total loans increased to 1.47% at September 30, 2014 compared to 1.44% at September 30, 2013. The increase from the prior year’s level of non-performing loans was primarily due an increase in the owner occupied segment of the commercial loans. The increase from the prior year is attributable to several relationships, only one of which exceeded $2.0 million.

Loan charge-offs, net of recoveries, totaled $0.2 million for the third quarter of 2014 compared to net loan charge-offs of $0.7 million for the third quarter of 2013 and net loan charge-offs of $0.2 million for the second quarter of 2014. The allowance for loan and lease losses represented 1.26% of outstanding loans and leases and 86% of non-performing loans at September 30, 2014 compared to 1.48% of outstanding loans and leases and 103% of non-performing loans at September 30, 2013. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the third quarter of 2014 decreased 8% compared to the third quarter of 2013. The prior year’s net interest income included $3.7 million in loan interest recoveries on previously non-performing commercial loans. Excluding the recoveries, net interest income grew 2% from the prior year. The net interest margin was 3.42% for the third quarter of 2014 compared to 3.88% for the third quarter of 2013. The net interest margin for the third quarter of 2013 would have been 3.49% exclusive of the above recoveries.

The provision for loan and lease losses was a credit of $0.2 million for the third quarter of 2014 compared to a charge of $1.1 million for the third quarter of 2013 and a charge of $0.2 million for the second quarter of 2014. The current quarter’s credit reflects the stability in the credit quality of the loan portfolio while outstanding loans continued to grow over the prior year. Reduced charge-offs and the relative stability of problem loan migration into non-performing status more than offset the effect of the growth in the loan portfolio during the past twelve months.

Non-interest income increased 12% to $12.6 million for the third quarter of 2014 compared to $11.2 million for the third quarter of 2013. The increase in non-interest income for the quarter compared to the prior year quarter was due to significant increases in income from mortgage banking, insurance and wealth management activities.

Non-interest expenses increased 6% to $28.6 million for the third quarter of 2014 compared to $26.9 million in the third quarter of 2013. The current quarter included increases for salaries of $0.4 million, $0.4 million accrued for potential exposures on performance letters of credit and litigation expenses of $0.2 million. Last year’s quarter included reductions of $0.5 million in professional fees. The non-GAAP efficiency ratio was 61.09% for the third quarter of 2014 compared to 55.21% for the third quarter of 2013. The prior year’s quarter was positively impacted by the impact of the interest income and expense recoveries associated with previously non-performing loans. Excluding the effect of these recoveries, the non-GAAP efficiency ratio for the third quarter of 2013 was 61.47%

Net interest income for the first nine months of 2014 decreased 1% compared to the first nine months of 2013. Excluding interest recoveries of $3.7 million in the prior year, net interest income would have increased 3%. The net interest margin decreased to 3.46% for the first nine months of 2014 compared to 3.66% for the first nine months of 2013. The prior year’s margin was positively impacted by loan recoveries on commercial loans. Exclusive of those recoveries the net interest margin for the third quarter of 2013 would have been 3.53%

The provision for loan and lease losses was a credit of $1.0 million for the first nine months of 2014 compared to a credit of $1.7 million for first nine months of 2013. These credits in the provision for the period have been driven by a decline in historical losses, an improvement in the overall credit quality of the loan portfolio and loan recoveries during these periods whose impact more than offset the effect of loan growth over the same period.

Non-interest income decreased 1% to $35.5 million for the first nine months of 2014 compared to $35.9 million for the first nine months of 2013. This decrease was driven primarily by the decrease in income from mortgage banking activities due to the decline in loan origination volumes. The impact of this decrease was partially mitigated by increases in wealth management income that increased 8% due to higher assets under management while insurance agency commissions increased 12%.

Non-interest expenses increased to $90.3 million for the first nine months of 2014 compared to $82.2 million in the first nine months of 2013 due to the impact of the litigation expenses. Excluding the impact of the litigation expenses related to an adverse jury verdict, non-interest expense for the nine months ended September 30, 2014 was $84.0 million. The non-GAAP efficiency ratio was 61.32% for the first nine months of 2014 compared to 61.01% for the first nine months of 2013 excluding the effect of the interest recoveries previously mentioned.

Conference Call

The Company’s management will host a conference call to discuss its third quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-888-235-9910. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) October 31, 2014. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10053632.

About Sandy Spring Bancorp, Inc.

With $4.2 billion in assets, Sandy Spring Bancorp, Inc. is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bancorp is the largest publicly traded banking company headquartered in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 46 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:	DSchrider@sandyspringbank.com

PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2013, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
(Dollars in thousands, except per share data)	2014	2013	Change	2014	2013	Change
Results of Operations:
Net interest income	$32,420	$35,306	(8)%	$96,321	$97,564	(1)%
Provision for loan and lease losses	(192)	1,128	(117)	(1,016)	(1,670)	(39)
Non-interest income	12,590	11,223	12	35,533	35,857	(1)
Non-interest expenses	28,632	26,893	6	90,322	82,224	10
Income before income taxes	16,570	18,508	(10)	42,548	52,867	(20)
Net income	11,142	12,089	(8)	29,052	34,809	(17)

Pre-tax pre-provision income	$16,614	$19,636	(15)	$47,896	$51,197	(6)

Return on average assets	1.05%	1.19%		0.93%	1.17%
Return on average common equity	8.54%	9.91%		7.60%	9.59%
Net interest margin	3.42%	3.88%		3.46%	3.66%
Efficiency ratio - GAAP basis (1)	63.61%	57.80%		68.50%	61.63%
Efficiency ratio - Non-GAAP basis (1)	61.09%	55.21%		61.32%	58.89%

Per share data:
Basic net income	$0.44	$0.48	(8)%	$1.16	$1.40	(17)%
Diluted net income	$0.44	$0.48	(8)	$1.16	$1.39	(17)
Average fully diluted shares	25,151,582	25,070,506	-	25,135,078	25,049,181	-
Dividends declared per share	$0.20	$0.16	25	$0.56	$0.46	22
Book value per share	20.83	19.77	5	20.83	19.77	5
Tangible book value per share	17.31	16.44	5	17.31	16.44	5
Outstanding shares	25,076,794	24,985,146	-	25,076,794	24,985,146	-

Financial Condition at period-end:
Investment securities	$950,869	$1,077,951	(12)%	$950,869	$1,077,951	(12)%
Loans and leases	2,975,912	2,662,010	12	2,975,912	2,662,010	12
Interest-earning assets	3,976,731	3,771,825	5	3,976,731	3,771,825	5
Assets	4,248,731	4,052,969	5	4,248,731	4,052,969	5
Deposits	3,028,788	2,916,466	4	3,028,788	2,916,466	4
Interest-bearing liabilities	2,706,623	2,634,324	3	2,706,623	2,634,324	3
Stockholders' equity	522,404	493,882	6	522,404	493,882	6

Capital ratios:
Tier 1 leverage (4)	11.36%	11.29%		11.36%	11.29%
Tier 1 capital to risk-weighted assets (4)	14.52%	14.45%		14.52%	14.45%
Total regulatory capital to risk-weighted assets (4)	15.68%	15.70%		15.68%	15.70%
Tangible common equity to tangible assets (2)	10.42%	10.36%		10.42%	10.36%
Average equity to average assets	12.26%	11.98%		12.28%	12.19%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.26%	1.48%		1.26%	1.48%
Non-performing loans to total loans	1.47%	1.44%		1.47%	1.44%
Non-performing assets to total assets	1.07%	0.98%		1.07%	0.98%
Allowance for loan and lease losses to non-performing loans	86.03%	103.06%		86.03%	103.06%
Annualized net charge-offs to average loans and leases (3)	0.03%	0.11%		0.01%	0.10%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.
(4)	Estimated ratio at September 30, 2014

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2014	2013	2014	2013
Pre-tax pre-provision income:
Net income	$11,142	$12,089	$29,052	$34,809
Plus non-GAAP adjustment:
Litigation expenses	236	-	6,364	-
Income taxes	5,428	6,419	13,496	18,058
Provision (credit) for loan and lease losses	(192)	1,128	(1,016)	(1,670)
Pre-tax pre-provision income	$16,614	$19,636	$47,896	$51,197

Efficiency ratio - GAAP basis:
Non-interest expenses	$28,632	$26,893	$90,322	$82,224

Net interest income plus non-interest income	$45,010	$46,529	$131,854	$133,421

Efficiency ratio - GAAP basis	63.61%	57.80%	68.50%	61.63%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$28,632	$26,893	$90,322	$82,224
Less non-GAAP adjustment:
Amortization of intangible assets	115	462	709	1,384
Litigation expenses	236	-	6,364	-
Non-interest expenses - as adjusted	$28,281	$26,431	$83,249	$80,840

Net interest income plus non-interest income	$45,010	$46,529	$131,854	$133,421
Plus non-GAAP adjustment:
Tax-equivalent income	1,296	1,344	3,909	3,967
Less non-GAAP adjustments:
Securities gains	8	-	8	118
OTTI recognized in earnings	-	-	-	-
Net interest income plus non-interest income - as adjusted	$46,298	$47,873	$135,755	$137,270

Efficiency ratio - Non-GAAP basis	61.09%	55.21%	61.32%	58.89%

Tangible common equity ratio:
Total stockholders' equity	$522,404	$493,882	$522,404	$493,882
Accumulated other comprehensive (income) loss	(3,632)	2,892	(3,632)	2,892
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(622)	(1,792)	(622)	(1,792)
Tangible common equity	$433,979	$410,811	$433,979	$410,811

Total assets	$4,248,731	$4,052,969	$4,248,731	$4,052,969
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(622)	(1,792)	(622)	(1,792)
Tangible assets	$4,163,938	$3,967,006	$4,163,938	$3,967,006

Tangible common equity ratio	10.42%	10.36%	10.42%	10.36%

Outstanding common shares	25,076,794	24,985,146	25,076,794	24,985,146
Tangible book value per common share	$17.31	$16.44	$17.31	$16.44

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION  - UNAUDITED

	September 30,	December 31,	September 30,
(Dollars in thousands)	2014	2013	2013
Assets
Cash and due from banks	$48,665	$46,755	$58,746
Federal funds sold	474	475	475
Interest-bearing deposits with banks	42,820	27,197	20,847
Cash and cash equivalents	91,959	74,427	80,068
Residential mortgage loans held for sale (at fair value)	6,656	8,365	10,542
Investments available-for-sale (at fair value)	692,107	751,284	815,545
Investments held-to-maturity -- fair value of $223,130, $216,007 and $220,054 at September 30, 2014, December 31, 2013 and September 30, 2013, respectively	221,690	224,638	225,994
Other equity securities	37,072	40,687	36,412
Total loans and leases	2,975,912	2,784,266	2,662,010
Less: allowance for loan and lease losses	(37,574)	(38,766)	(39,422)
Net loans and leases	2,938,338	2,745,500	2,622,588
Premises and equipment, net	45,841	45,916	46,655
Other real estate owned	1,762	1,338	1,662
Accrued interest receivable	12,277	12,532	12,464
Goodwill	84,171	84,171	84,171
Other intangible assets, net	622	1,330	1,792
Other assets	116,236	115,912	115,076
Total assets	$4,248,731	$4,106,100	$4,052,969

Liabilities
Noninterest-bearing deposits	$986,549	$836,198	$890,319
Interest-bearing deposits	2,042,239	2,041,027	2,026,147
Total deposits	3,028,788	2,877,225	2,916,466
Securities sold under retail repurchase agreements and federal funds purchased	71,384	53,842	53,177
Advances from FHLB	558,000	615,000	520,000
Subordinated debentures	35,000	35,000	35,000
Accrued interest payable and other liabilities	33,155	25,670	34,444
Total liabilities	3,726,327	3,606,737	3,559,087

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 25,076,794 24,990,021 and 24,985,146 at September 30, 2014, December 31, 2013 and September 30, 2013, respectively	25,077	24,990	24,985
Additional paid in capital	194,899	193,445	192,964
Retained earnings	298,796	283,898	278,825
Accumulated other comprehensive income (loss)	3,632	(2,970)	(2,892)
Total stockholders' equity	522,404	499,363	493,882
Total liabilities and stockholders' equity	$4,248,731	$4,106,100	$4,052,969

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands, except per share data)	2014	2013	2014	2013
Interest Income:
Interest and fees on loans and leases	$31,030	$33,079	$91,470	$91,937
Interest on loans held for sale	81	176	211	838
Interest on deposits with banks	24	22	66	65
Interest and dividends on investment securities:
Taxable	3,712	4,558	11,704	12,411
Exempt from federal income taxes	2,303	2,345	6,940	6,987
Total interest income	37,150	40,180	110,391	112,238
Interest Expense:
Interest on deposits	1,208	1,358	3,585	4,209
Interest on retail repurchase agreements and federal funds purchased	42	39	117	126
Interest on advances from FHLB	3,258	3,255	9,709	9,667
Interest on subordinated debt	222	222	659	672
Total interest expense	4,730	4,874	14,070	14,674
Net interest income	32,420	35,306	96,321	97,564
Provision (credit) for loan and lease losses	(192)	1,128	(1,016)	(1,670)
Net interest income after provision (credit) for loan and lease losses	32,612	34,178	97,337	99,234
Non-interest Income:
Investment securities gains	8	-	8	118
Service charges on deposit accounts	2,226	2,171	6,287	6,390
Mortgage banking activities	596	(26)	1,482	2,738
Wealth management income	4,974	4,503	14,181	13,077
Insurance agency commissions	1,410	1,193	4,011	3,578
Income from bank owned life insurance	611	629	1,817	1,864
Bank card fees	1,148	1,077	3,295	3,113
Other income	1,617	1,676	4,452	4,979
Total non-interest income	12,590	11,223	35,533	35,857
Non-interest Expenses:
Salaries and employee benefits	16,765	16,382	49,594	48,891
Occupancy expense of premises	3,032	3,149	9,778	9,327
Equipment expenses	1,337	1,200	3,855	3,676
Marketing	744	713	2,088	1,983
Outside data services	1,231	1,152	3,663	3,418
FDIC insurance	594	678	1,687	1,855
Amortization of intangible assets	115	462	709	1,384
Litigation expenses	236	-	6,364	-
Other expenses	4,578	3,157	12,584	11,690
Total non-interest expenses	28,632	26,893	90,322	82,224
Income before income taxes	16,570	18,508	42,548	52,867
Income tax expense	5,428	6,419	13,496	18,058
Net income	$11,142	$12,089	$29,052	$34,809

Net Income Per Share Amounts:
Basic net income per share	$0.44	$0.48	$1.16	$1.40
Diluted net income per share	$0.44	$0.48	$1.16	$1.39
Dividends declared per share	$0.20	$0.16	$0.56	$0.46

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

				2013
(Dollars in thousands, except per share data)	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the quarter:
Tax-equivalent interest income	$38,446	$38,322	$37,532	$38,434	$41,524	$37,091	$37,590
Interest expense	4,730	4,682	4,658	4,759	4,874	4,847	4,953
Tax-equivalent net interest income	33,716	33,640	32,874	33,675	36,650	32,244	32,637
Tax-equivalent adjustment	1,296	1,331	1,282	1,325	1,344	1,312	1,311
Provision for loan and lease losses	(192)	158	(982)	586	1,128	(2,876)	78
Non-interest income	12,590	11,694	11,249	11,654	11,223	12,215	12,419
Non-interest expenses	28,632	34,141	27,549	29,300	26,893	27,508	27,823
Income before income taxes	16,570	9,704	16,274	14,118	18,508	18,515	15,844
Income tax expense	5,428	2,722	5,346	4,505	6,419	6,353	5,286
Net income	$11,142	$6,982	$10,928	$9,613	$12,089	$12,162	$10,558
Financial performance:
Pre-tax pre-provision income	$16,614	$15,990	$15,292	$14,704	$19,636	$15,639	$15,922
Return on average assets	1.05%	0.67%	1.08%	0.93%	1.19%	1.23%	1.08%
Return on average common equity	8.54%	5.47%	8.80%	7.71%	9.91%	9.98%	8.85%
Net interest margin	3.42%	3.48%	3.47%	3.53%	3.88%	3.51%	3.59%
Efficiency ratio - GAAP basis (1)	63.61%	77.59%	64.31%	66.59%	57.80%	63.75%	63.60%
Efficiency ratio - Non-GAAP basis (1)	61.09%	61.30%	61.60%	63.62%	55.21%	60.92%	60.80%
Per share data:
Basic net income per share	$0.44	$0.28	$0.44	$0.38	$0.48	$0.49	$0.42
Diluted net income per share	$0.44	$0.28	$0.43	$0.38	$0.48	$0.49	$0.42
Average fully diluted shares	25,151,582	25,127,036	25,124,206	25,108,109	25,070,506	25,009,092	25,002,612
Dividends declared per common share	$0.20	$0.18	$0.18	$0.18	$0.16	$0.16	$0.14
Non-interest income:
Securities gains (losses)	$8	$-	$-	$(3)	$-	$62	$56
Service charges on deposit accounts	2,226	2,089	1,972	2,143	2,171	2,150	2,069
Mortgage banking activities	596	570	316	356	(26)	1,237	1,527
Wealth management income	4,974	4,741	4,466	4,508	4,503	4,532	4,042
Insurance agency commissions	1,410	961	1,640	1,243	1,193	1,036	1,349
Income from bank owned life insurance	611	608	598	635	629	623	612
Bank card fees	1,148	1,169	978	1,052	1,077	1,079	957
Other income	1,617	1,556	1,279	1,720	1,676	1,496	1,807
Total non-interest income	$12,590	$11,694	$11,249	$11,654	$11,223	$12,215	$12,419
Non-interest expense:
Salaries and employee benefits	$16,765	$16,474	$16,355	$16,707	$16,382	$16,163	$16,346
Occupancy expense of premises	3,032	3,274	3,472	3,844	3,149	2,996	3,182
Equipment expenses	1,337	1,262	1,256	1,264	1,200	1,227	1,249
Marketing	744	802	542	897	713	755	515
Outside data services	1,231	1,216	1,216	1,162	1,152	1,114	1,152
FDIC insurance	594	573	520	445	678	581	596
Amortization of intangible assets	115	224	370	461	462	461	461
Litigation expenses	236	6,128	-	-	-	-	-
Professional fees	1,092	1,292	914	1,386	511	1,332	1,250
Other real estate owned expenses	40	9	-	91	(150)	(281)	37
Other expenses	3,446	2,887	2,904	3,043	2,796	3,160	3,035
Total non-interest expense	$28,632	$34,141	$27,549	$29,300	$26,893	$27,508	$27,823

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

				2013
(Dollars in thousands)	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Balance sheets at quarter end:
Residential mortgage loans	$698,925	$668,536	$640,939	$618,381	$595,180	$565,282	$538,346
Residential construction loans	141,883	149,321	143,109	129,177	118,316	116,736	122,698
Commercial ADC loans	194,666	178,972	163,343	160,696	158,739	163,309	150,599
Commercial investor real estate loans	575,984	577,813	573,634	552,178	518,029	497,365	487,802
Commercial owner occupied real estate loans	584,964	581,795	582,472	592,823	569,350	563,258	565,820
Commercial business loans	368,611	357,472	348,180	356,651	332,670	334,979	344,489
Leasing	156	260	439	703	962	1,415	1,974
Consumer loans	410,723	396,775	380,697	373,657	368,764	363,114	353,341
Total loans and leases	2,975,912	2,910,944	2,832,813	2,784,266	2,662,010	2,605,458	2,565,069
Allowance for loan and lease losses	(37,574)	(37,959)	(38,026)	(38,766)	(39,422)	(39,015)	(41,246)
Investment securities	950,869	980,530	997,584	1,016,609	1,077,951	1,102,209	1,008,693
Interest-earning assets	3,976,731	3,945,643	3,891,223	3,836,912	3,771,825	3,802,682	3,660,809
Total assets	4,248,731	4,234,342	4,168,998	4,106,100	4,052,969	4,072,617	3,932,026
Noninterest-bearing demand deposits	986,549	984,700	882,169	836,198	890,319	877,891	832,679
Total deposits	3,028,788	3,038,670	2,959,195	2,877,225	2,916,466	2,926,650	2,919,208
Customer repurchase agreements	71,384	72,917	67,038	53,842	53,177	54,731	50,302
Total interest-bearing liabilities	2,706,623	2,698,887	2,748,064	2,744,869	2,634,324	2,678,490	2,576,831
Total stockholders' equity	522,404	517,269	510,386	499,363	493,882	485,643	488,947
Quarterly average balance sheets:
Residential mortgage loans	$689,531	$659,172	$633,160	$614,698	$593,335	$579,899	$575,889
Residential construction loans	147,750	145,968	134,261	125,744	120,676	119,197	120,283
Commercial ADC loans	180,293	168,063	162,544	156,558	158,557	160,483	148,749
Commercial investor real estate loans	577,851	575,283	557,168	522,085	499,896	485,630	474,062
Commercial owner occupied real estate loans	585,014	579,953	584,155	580,808	566,366	561,249	567,723
Commercial business loans	367,203	348,597	349,734	357,455	331,374	337,843	347,569
Leasing	206	352	567	817	1,152	1,644	2,510
Consumer loans	404,062	390,076	377,822	373,017	366,562	360,842	357,366
Total loans and leases	2,951,910	2,867,464	2,799,411	2,731,182	2,637,918	2,606,787	2,594,151
Investment securities	965,206	991,135	1,012,701	1,055,432	1,097,643	1,047,726	1,051,769
Interest-earning assets	3,954,858	3,893,843	3,845,513	3,817,033	3,770,855	3,692,215	3,677,444
Total assets	4,220,084	4,157,559	4,105,225	4,082,839	4,039,069	3,959,907	3,946,578
Noninterest-bearing demand deposits	956,830	899,287	825,968	872,532	862,046	838,502	797,926
Total deposits	3,036,686	2,965,329	2,876,641	2,901,814	2,903,926	2,892,704	2,860,451
Customer repurchase agreements	73,046	68,880	62,864	57,682	56,766	55,941	52,622
Total interest-bearing liabilities	2,711,206	2,716,537	2,749,459	2,679,812	2,659,406	2,599,704	2,631,198
Total stockholders' equity	517,534	511,738	503,851	494,779	483,811	489,014	483,664
Financial Measures
Average equity to average assets	12.26%	12.31%	12.27%	12.12%	11.98%	12.35%	12.26%
Investment securities to earning assets	23.91%	24.85%	25.64%	26.50%	28.58%	28.99%	27.55%
Loans to earning assets	74.83%	73.78%	72.80%	72.57%	70.58%	68.52%	70.07%
Loans to assets	70.04%	68.75%	67.95%	67.81%	65.68%	63.98%	65.24%
Loans to deposits	98.25%	95.80%	95.73%	96.77%	91.28%	89.03%	87.87%
Capital measures:
Tier 1 leverage (1)	11.36%	11.37%	11.43%	11.32%	11.29%	11.28%	11.07%
Tier 1 capital to risk-weighted assets (1)	14.52%	14.48%	14.64%	14.42%	14.45%	14.30%	14.23%
Total regulatory capital to risk-weighted assets (1)	15.68%	15.66%	15.85%	15.65%	15.70%	15.55%	15.48%
Book value per share	$20.83	$20.63	$20.38	$19.98	$19.77	$19.45	$19.59
Outstanding shares	25,076,794	25,069,700	25,043,482	24,990,021	24,985,146	24,967,558	24,954,892

(1)	Estimated ratio at September 30, 2014

Sandy Spring Bancorp, Inc. and Subsidiaries
LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

				2013
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$1	$-	$-	$-	$15	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-	-
Commercial owner occupied real estate	649	-	-	-	-	-	-
Leasing	-	-	-	-	-	-	-
Consumer	6	3	-	1	10	-	54
Residential real estate:
Residential mortgage	-	-	-	-	-	-	-
Residential construction	-	-	-	-	-	-	-
Total loans and leases 90 days past due	655	4	-	1	10	15	54
Non-accrual loans and leases:
Commercial business	4,151	4,309	3,272	3,400	4,050	4,483	4,012
Commercial real estate:
Commercial AD&C	3,792	3,739	4,133	4,127	5,086	5,885	5,826
Commercial investor real estate	8,210	6,731	7,284	6,802	6,877	11,741	12,353
Commercial owner occupied real estate	10,742	10,868	7,150	5,936	4,202	5,413	5,346
Leasing	-	-	-	-	-	-	-
Consumer	1,830	2,058	2,115	2,259	2,004	2,305	2,388
Residential real estate:
Residential mortgage	4,417	4,501	5,025	5,735	5,643	5,581	5,393
Residential construction	2,497	2,143	2,304	2,315	2,327	2,558	3,258
Total non-accrual loans and leases	35,639	34,349	31,283	30,574	30,189	37,966	38,576
Total restructured loans - accruing	7,382	7,364	7,411	9,459	8,054	8,213	10,839
Total non-performing loans and leases	43,676	41,717	38,694	40,034	38,253	46,194	49,469
Other assets and real estate owned (OREO)	1,762	1,967	1,619	1,338	1,662	4,831	5,250
Total non-performing assets	$45,438	$43,684	$40,313	$41,372	$39,915	$51,025	$54,719

		For the quarter ended,
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2014	2014	2014	2013	2013	2013	2013
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$34,349	$31,283	$30,574	$30,189	$37,966	$38,576	$47,548
Non-accrual balances transferred to OREO	(300)	(390)	(281)	(365)	(723)	(1,426)	(92)
Non-accrual balances charged-off	(216)	(357)	(513)	(922)	(4,995)	(668)	(2,175)
Net payments or draws	(590)	(1,580)	(1,073)	(971)	(13,547)	(3,560)	(11,768)
Loans placed on non-accrual	2,396	5,393	2,576	3,546	11,488	5,044	5,493
Non-accrual loans brought current	-	-	-	(903)	-	-	(430)
Balance at end of period	$35,639	$34,349	$31,283	$30,574	$30,189	$37,966	$38,576

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$37,959	$38,026	$38,766	$39,422	$39,015	$41,246	$42,957
Provision (credit) for loan and lease losses	(192)	158	(982)	586	1,128	(2,876)	78
Less loans charged-off, net of recoveries:	-
Commercial business	(58)	28	(768)	384	1	(32)	1,744
Commercial real estate:
Commercial AD&C	-	-	-	85	(616)	(1,444)	(1,020)
Commercial investor real estate	(2)	(23)	(5)	23	1,243	123	31
Commercial owner occupied real estate	-	265	-	(82)	(284)	100	81
Leasing	-	-	-	-	(6)	(4)	-
Consumer	244	11	331	488	169	490	508
Residential real estate:
Residential mortgage	43	(27)	203	347	216	22	447
Residential construction	(34)	(29)	(3)	(3)	(2)	100	(2)
Net charge-offs	193	225	(242)	1,242	721	(645)	1,789
Balance at end of period	$37,574	$37,959	$38,026	$38,766	$39,422	$39,015	$41,246

Asset Quality Ratios:
Non-performing loans to total loans	1.47%	1.43%	1.37%	1.44%	1.44%	1.77%	1.93%
Non-performing assets to total assets	1.07%	1.03%	0.97%	1.01%	0.98%	1.25%	1.39%
Allowance for loan losses to loans	1.26%	1.30%	1.34%	1.39%	1.48%	1.50%	1.61%
Allowance for loan losses to non-performing loans	86.03%	90.99%	98.27%	96.83%	103.06%	84.46%	83.38%
Net charge-offs in quarter to average loans	0.03%	0.03%	(0.04)%	0.18%	0.11%	(0.10)%	0.28%

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended September 30,
	2014			2013
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$689,531	$5,894	3.42%	$593,335	$5,315	3.57%
Residential construction loans	147,750	1,376	3.69	120,676	1,106	3.63
Commercial ADC loans	180,293	2,196	4.83	158,557	3,438	8.60
Commercial investor real estate loans	577,851	7,009	4.81	499,896	8,608	6.83
Commercial owner occupied real estate loans	585,014	7,091	4.98	566,366	7,361	5.30
Commercial business loans	367,203	4,177	4.53	331,374	4,246	4.94
Leasing	206	4	6.91	1,152	20	7.11
Consumer loans	404,062	3,364	3.32	366,562	3,161	3.45
Total loans and leases (3)	2,951,910	31,111	4.22	2,637,918	33,255	5.03
Taxable securities	663,550	4,071	2.43	794,344	4,942	2.49
Tax-exempt securities (4)	301,656	3,240	4.26	303,299	3,305	4.36
Interest-bearing deposits with banks	37,268	24	0.25	34,819	22	0.25
Federal funds sold	474	-	0.22	475	-	0.22
Total interest-earning assets	3,954,858	38,446	3.89	3,770,855	41,524	4.39

Less: allowance for loan and lease losses	(38,213)			(41,385)
Cash and due from banks	45,600			45,322
Premises and equipment, net	45,959			46,784
Other assets	211,880			217,493
Total assets	$4,220,084			$4,039,069

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$488,800	112	0.09%	$442,210	97	0.09%
Regular savings deposits	263,255	34	0.05	240,910	53	0.09
Money market savings deposits	871,271	293	0.13	874,946	342	0.16
Time deposits	456,530	769	0.67	483,814	866	0.71
Total interest-bearing deposits	2,079,856	1,208	0.23	2,041,880	1,358	0.26
Other borrowings	73,046	42	0.23	56,983	39	0.27
Advances from FHLB	523,304	3,258	2.47	525,543	3,255	2.46
Subordinated debentures	35,000	222	2.54	35,000	222	2.55
Total interest-bearing liabilities	2,711,206	4,730	0.69	2,659,406	4,874	0.73

Noninterest-bearing demand deposits	956,830			862,046
Other liabilities	34,514			33,806
Stockholders' equity	517,534			483,811
Total liabilities and stockholders' equity	$4,220,084			$4,039,069

Net interest income and spread		$33,716	3.20%		$36,650	3.66%
Less: tax-equivalent adjustment		1,296			1,344
Net interest income		$32,420			$35,306

Interest income/earning assets			3.89%			4.39%
Interest expense/earning assets			0.47			0.51
Net interest margin			3.42%			3.88%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2014 and 2013. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.3 million and $1.3 million in 2014 and 2013, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Nine Months Ended September 30,
	2014			2013
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$660,828	$17,085	3.45%	$583,105	$16,001	3.66%
Residential construction loans	142,709	3,988	3.74	120,053	3,142	3.50
Commercial ADC loans	170,365	6,450	5.06	155,965	7,540	6.46
Commercial investor real estate loans	570,176	20,881	4.90	486,624	20,927	5.75
Commercial owner occupied real estate loans	583,044	21,304	5.05	565,108	22,464	5.45
Commercial business loans	355,242	12,268	4.62	338,869	13,288	5.10
Leasing	374	16	5.54	1,764	88	6.67
Consumer loans	390,749	9,689	3.34	361,624	9,325	3.47
Total loans and leases (3)	2,873,487	91,681	4.30	2,613,112	92,775	4.77
Taxable securities	687,359	12,786	2.48	765,054	13,536	2.36
Tax-exempt securities (4)	302,148	9,767	4.31	300,826	9,829	4.36
Interest-bearing deposits with banks	35,004	66	0.25	34,379	65	0.25
Federal funds sold	474	-	0.22	475	-	0.22
Total interest-earning assets	3,898,472	114,300	3.94	3,713,846	116,205	4.19

Less: allowance for loan and lease losses	(38,645)			(42,223)
Cash and due from banks	45,380			45,932
Premises and equipment, net	45,845			47,479
Other assets	210,325			216,958
Total assets	$4,161,377			$3,981,992

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$475,459	306	0.09%	$436,236	280	0.09%
Regular savings deposits	258,224	131	0.07	238,627	159	0.09
Money market savings deposits	871,399	839	0.13	880,794	1,131	0.17
Time deposits	460,548	2,309	0.67	497,136	2,639	0.71
Total interest-bearing deposits	2,065,630	3,585	0.23	2,052,793	4,209	0.27
Other borrowings	68,301	117	0.23	59,734	126	0.28
Advances from FHLB	556,663	9,709	2.33	482,679	9,667	2.68
Subordinated debentures	35,000	659	2.51	35,000	672	2.56
Total interest-bearing liabilities	2,725,594	14,070	0.69	2,630,206	14,674	0.75

Noninterest-bearing demand deposits	894,508			833,059
Other liabilities	30,184			33,230
Stockholders' equity	511,091			485,497
Total liabilities and stockholders' equity	$4,161,377			$3,981,992

Net interest income and spread		$100,230	3.25%		$101,531	3.44%
Less: tax-equivalent adjustment		3,909			3,967
Net interest income		$96,321			$97,564

Interest income/earning assets			3.94%			4.19%
Interest expense/earning assets			0.48			0.53
Net interest margin			3.46%			3.66%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2014 and 2013. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $3.9 million and $4.0 million in 2014 and 2013, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.